UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 01, 2026

Tiptree Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Steamboat Road 2nd Floor
Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 446-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TIPT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 1, 2026, Tiptree Inc. (“Tiptree”) and Reliance Holdings LLC (“Holdings”), a wholly owned subsidiary of Tiptree, as sellers (the “Sellers”) completed the sale (the “Sale”) of all of the issued and outstanding membership interests of Reliance First Capital LLC (“Reliance”), a wholly owned subsidiary of Holdings to Carrington Mortgage Services, LLC, as buyer (the “Buyer”) pursuant to the Purchase Agreement, dated October 31, 2025 as amended by Amendment No. 1 to the Purchase Agreement, dated as of December 5, 2025 (together, the “Purchase Agreement”), by and among Buyer, Sellers and Reliance.

At the closing of the Sale, pursuant to the Purchase Agreement, Buyer paid $47,291,890 in cash to Sellers with an additional $2,000,000 held in escrow related to the Purchase Price Adjustment Holdback Amount (as defined in the Purchase Agreement) and $1,027,798 held in escrow related to the Specified Tax Holdback Amount (as defined in the Purchase Agreement). The Purchase Price Adjustment Holdback Amount is expected to be released to Sellers following the final determination of the purchase price adjustment in accordance with the Purchase Agreement. The Specified Tax Holdback Amount is expected to be released to Sellers following the final determination of specified tax matters pursuant to the Purchase Agreement or earlier upon the occurrence of certain events specified therein.

The foregoing description of the Purchase Agreement, filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Tiptree with the U.S. Securities and Exchange Commission (the “SEC”) on October 31, 2025, and as amended by Amendment No. 1, filed as Exhibit 10.25 to the Annual Report on Form 10-K filed by Tiptree with the SEC on March 6, 2026, does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, and is incorporated into this Current Report by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE INC.

Date:	May 4, 2026	By:	/s/ Michael G. Barnes
Michael G. Barnes, Chairman & Chief Executive Officer